UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 3, 2008
                                                         ---------------


                            Northfield Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       United States                  1-33732                     26-1384892
----------------------------   ---------------------         ------------------
(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)



     1410 St. Georges Avenue, Avenel, New Jersey                     07001
     -------------------------------------------                     -----
         (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code:  (732) 499-7200
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))



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Item 5.02    Departure of Directors or Certain Officers;  Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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          On January 3, 2008,  Northfield Bank entered into amended and restated
          employment agreements with its Chairman, President and Chief Executive Officer, John W. Alexander, and one of its Executive Vice Presidents, Michael J. Widmer. The amendments (1) conform the agreements to the requirements of Section 409(A) of the Internal Revenue Code and related regulations thereunder and (2) conform the agreements to requirements of Office of Thrift Supervision regulations that are applicable to Northfield Bank following its conversion from a New York chartered savings bank to a federally chartered savings bank. Pursuant to the review process provided for in each agreement, the agreements were extended for an additional year so that the term of the agreements remains three years. The agreement with Mr. Alexander was also amended to provide for a reduced base salary.

          The amended and restated agreements are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

       (a)   Not Applicable.

       (b)   Not Applicable.

       (c)   Not Applicable.

       (d)   Exhibits.

       Exhibit No.               Exhibit

           10.1 Employment Agreement with John W. Alexander, dated January 3, 2008

           10.2 Employment Agreement with Michael J. Widmer, dated January 3, 2008





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    NORTHFIELD BANCORP, INC.



DATE:  January 8, 2008                      By:     /s/ Steven M. Klein
                                                    ----------------------------
                                                    Steven M. Klein
                                                    Executive Vice President
                                                    and Chief Financial Officer